UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                January 29, 2004
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                     0-26028                  22-2671269

(State or Other Jurisdiction of (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)

Item 5.  Other Events and Regulation FD Disclosure

We are in receipt of a warning letter from the FDA specifically regarding the biomonitoring section of an inspection conducted August 13th through August 18th, 2003 at our facility. We are preparing a response to this letter, which shall be submitted to the FDA on or before February 9, 2004, as well as continuing to prepare supplementary information to support our PMA application.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated: January 29, 2004
                                             /s/ Linda B. Grable
                                             -------------------
                                             By: Linda B. Grable
                                             Chief Executive Officer and
                                             Chairman of the Board

                                             /s/ Allan L. Schwartz
                                             ---------------------
                                             By: Allan L. Schwartz
                                             Executive Vice President
                                             Chief Financial Officer